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                                                                    EXHIBIT 10.3




                              COBB THEATRES, L.L.C.

                               COBB FINANCE CORP.

                      10-5/8% SENIOR SECURED NOTES DUE 2003
                                       and
                    10-5/8% NEW SENIOR SECURED NOTES DUE 2003



                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of August 30, 1996



                  Supplementing the Indenture of March 6, 1996.







                        IBJ SCHRODER BANK & TRUST COMPANY


                                     Trustee
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         FIRST SUPPLEMENTAL INDENTURE, dated as of August 30, 1996 among Cobb
Theatres, L.L.C., an Alabama limited liability company (the "Company"), Cobb Finance Corp., an Alabama corporation ("Finance Corp." and, together with the Company, the "Issuers"), R.C. Cobb, Inc., an Alabama corporation ("R.C. Cobb"), as guarantor, Cobb Theatres II, Inc., an Alabama corporation ("Cobb Theatres II" and, together with R.C. Cobb, the "Guarantors"), as a guarantor and IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee (the "Trustee").

         WHEREAS, the Issuers and the Guarantors executed and delivered to the Trustee an indenture dated March 6, 1996 among the Issuers, the Guarantors and the Trustee (the "Indenture"); and

         WHEREAS, there have been issued and are now outstanding under the Indenture, notes in the aggregate principal amount of $85,000,000; and

         WHEREAS, Section 9.01 of the Indenture provides that the Indenture may be amended without the consent of any holder of a Note to cure any ambiguity, defect or inconsistency; and

         WHEREAS, the Issuers desire to cure such a defect relating to the accrual of interest from the date of original issue; and

         WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Issuers, the Guarantors and the Trustee, in accordance with its terms, have been done;

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the premises, and in order to comply with the terms of
Section 9.06 of the Indenture, the Issuers and the Guarantors agree with the Trustee as follows:

                                    ARTICLE 1
                             AMENDMENT TO INDENTURE

Section 1.01. AMENDMENT.

         The Indenture is hereby amended by replacing the first sentence of the first paragraph of page 3 of Exhibit A with the following:

                  "1. INTEREST. Cobb Theatres, L.L.C., an Alabama limited liability company (the "Company") and Cobb Finance Corp., Inc., an Alabama corporation ("Finance Corp." and, together with the Company, the "Issuers") promise to pay interest on the principal amount of this Note at 10-5/8% per annum from the date of issuance until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below."
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                                    ARTICLE 2
                                  MISCELLANEOUS

Section 2.01 COUNTERPART ORIGINALS.

         The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 2.02. GOVERNING LAW.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE COLLATERAL DOCUMENTS AND THE SUBSIDIARY GUARANTEES.

Section 2.03. TERMS DEFINED.

         All terms defined in the Indenture have the same meanings herein.

Section 2.04. EFFECTIVENESS.

         The provisions of this Supplemental Indenture will take effect immediately upon its execution and delivery to the Trustee.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date and year first written above.

                         [Signatures on following page]






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                                   SIGNATURES

                               COBB THEATRES, L.L.C.


                               By:
                                  ----------------------------------------------
                                    Name: Robert M. Cobb
                                    Title: President and Chief Executive Officer


                               COBB FINANCE CORP.


                               By:
                                  ----------------------------------------------
                                    Name: Robert M. Cobb
                                    Title: President and Chief Executive Officer


                               R.C. COBB, INC.


                               By:
                                  ----------------------------------------------
                                    Name: Robert M. Cobb
                                    Title: President and Chief Executive Officer


                               COBB THEATRES II, INC.


                               By:
                                  ----------------------------------------------
                                    Name: Robert M. Cobb
                                    Title: President and Chief Executive Officer


                               IBJ SCHRODER BANK & TRUST COMPANY


                               By:
                                  ----------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


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